Exhibit 99.1

WABASH NATIONAL CORPORATION Investor Update August 2017

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, adjusted earnings per share guidance, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2017 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate®, DuraPlate AeroSkirt®, Walker, Brenner® and Beall® are marks owned by Wabash National, L. P. Transcraft® and Benson® are marks owned by Transcraft Corporation.

3 ▪ Earnings up 700% since 2011 (Adjusted EPS $0.23/ sh in 2011 to $1.85/ sh in 2016) ▪ Strong free cash flow with >100% cash conversion; $179M in Operating Cash Flow in 2016 ▪ TTM ROIC 19.3% as of 6/30/2017 ▪ $ 348M of liquidity or 20% of TTM revenue as of 6/30/2017 ▪ 0.3x net leverage as of 6/30/2017 ▪ Significant capacity to fund future growth and acquisitions F INANCIAL H IGHLIGHTS Disciplined Balance Sheet Management Margin Expansion Strong Earnings, Cash Generation & ROIC Balanced Capital Allocation ▪ $175M of shares repurchased since 2015 or 18% of outstanding shares ▪ $0.06/ sh quarterly dividend reinstated December 2016 ▪ $110M allocated for debt reduction in 2015 and 2016 Strong, Disciplined Financial Performance 2005 2015 2016 TTM Q2 2017 Gross Profit 11.1% 15.0% 17.6% 16.3% Operating Margin 6.6% 8.9% 11.0% 9.5%

4 2006 | 2013 | 2015 | 2016 Company Facts and Figures ▪ Founded in 1985 ▪ Publicly traded s ince 1991 (NYSE:WNC) ▪ 2016 Revenue: $1.8B ▪ 2016 New Trailer Shipments: 60,950 ▪ Nearly 6,000 associates worldwide (full time & contract) ▪ Headquarters in Lafayette, Indiana ▪ 13 manufacturing l ocations in 3 countries ▪ 11 company - owned r etail l ocations in the U.S . Over 32 Years of Innovation Leadership W ABASH N ATIONAL C ORPORATION

5 Mission To provide ever - increasing value to all of our stakeholders, including customers, shareholders, associates, suppliers, and our community. Based on core values of integrity, trust and mutual respect, we will drive continuous improvement , thus assuring leadership positions in: ▪ S afety performance, ▪ P roduct innovation and quality, ▪ C ustomer satisfaction, ▪ C ommunity involvement, and ▪ A ssociate development and teamwork. W ABASH N ATIONAL C ORPORATION Our Vision, Mission and Values Drive Everything We Do Vision To be a recognized leader in the design, manufacture, and distribution of transportation and diversified industrial products and services throughout North America and in key emerging regions.

6 W ABASH N ATIONAL C ORPORATION Wabash National offers a wide selection of products … …that span a diverse set of markets and industries. …to a nationwide customer base of blue - chip companies … Commercial Transportation Food, Dairy & Beverage Pharmaceutical & Biotech 2016 Sales: $ 1.5B ▪ Dry and Refrigerated Vans ▪ Platform Trailers ▪ Dry and Refrigerated Truck Bodies ▪ Fleet Used Trailers ▪ Aftermarket Parts and Service Commercial Trailer Products (CTP) 2016 Sales: $352M ▪ Tank Trailers and Truck - Mounted Tanks ▪ Composite Panels and Products ▪ Dairy, Food and Beverage Equipment ▪ Containment and Aseptic Systems ▪ Aircraft Refueling Equipment Diversified Products Group (DPG) Chemical Leading Brands in Diverse End Markets and Industries

7 G ROWTH I NITIATIVES D RIVING R ECORD R ESULTS 2005 2016 Consolidated Revenue 2005 vs. 2016 Dry Vans All Other Products $1.8B $ 1.2B Dry Vans $1.0B (77% of Total Revenue) Dry Vans $1.2B (64% of Total Revenue) 50% Revenue Improvement with Less Dependency on Dry Vans 2013: Beall Acquisition 2006: Transcraft Acquisition 2012: Walker Group Acquisition 2008: Wabash Composites Launch and Benson Acquisition 2015: Truck Bodies Launch Key Highlights 2017: Little Falls Facility Acquisition

8 G ROWTH I NITIATIVES D RIVING R ECORD R ESULTS 2005 2016 Revenue Manufacturing Retail & Distribution 19% Commercial Trailer Products (CTP) Diversified Products Group (DPG) Operating Income Manufacturing Gross Profit/ Margin 16.8% 21.5% 17.6% 0% 5% 10% 15% 20% 25% CTP Consol. DPG 11.7% 8.1% 11.1% 0% 5% 10% 15% 20% 25% Mfg. Retail & Dist. Consol. $135M $ 326M 96% $80M Retail & Distribution $203M $1.2B $1.8B 81% 20% 80% 10% 90% 4% Diversified Products Group (DPG) Commercial Trailer Products (CTP) Diversification Yields Higher Margins, Less Cyclicality Operating Margins in Q2 were stronger than the previous two quarters and continue to remain at levels never before seen in our company’s 32 - year history prior to 2015. Dick Giromini, CEO Q2 2017 Earnings Call – July 26, 2017 2016 Records ($ mils) Gross Profit 325.5 GM % 17.6% Op Income 202.5 OI % 11.0% Operating EBITDA 253.0 Operating EBITDA % 13.7%

9 O UR C OMPETITIVE A DVANTAGE Wabash Leads with Technology and Innovation Industry - Leading Product Portfolio Strong Customer Relationships Innovative Technology Operational Excellence Creates Profitable & Sustainable Growth

10 I NDUSTRY - L EADING P RODUCT P ORTFOLIO ▪ Leverage our strengths in engineering and manufacturing to offer a wide selection of transportation and industrial products » 100+ years of experience • Trailer design and engineering • Stainless steel manufacturing » Lean Six Sigma commitment from plant floor to the office Top 3 OEM for 27 Years and #1 for 7 Consecutive Years ▪ Provide customers with innovative products that lower their total cost of ownership » History of collaborating and responding to customers’ needs » Often first - to - market with new designs and technologies » R&D center at headquarters Source: Trailer/Body Builders Top 4 Made Up 70% of 2016 Trailer Production

11 I NDUSTRY - L EADING P RODUCT P ORTFOLIO : CTP E ND M ARKETS Innovative Product Growth ▪ 2015: Introduced Final Mile and Cold Chain Series Truck Bodies ▪ 2017 and Beyond: Developing and producing molded structural composite trailers and truck bodies at our newly acquired Little Falls facility North America Market Positions* * Based on industry estimates Note: All information based on 2016 revenues Sources for market positions: TTMA, ACT, Polk, Trailer/Body Builders #1 Dry van trailers #2 Platform trailers #3 Refrigerated van trailers Leadership Positions Drive Growth Potential for New Products Key Markets Market Position & Growth General Freight - Truckload 71% Refrigerated Freight 11% Less Than Truckload Freight 8% Platform Freight 5% Other 5%

INDUSTRY-LEADING PRODUCT PORTFOLIO: CTP OVERVIEW

Van & Platform Trailers



DuraPlate® Dry Van



Benson® Aluminum Trailers



DuraPlate HD® Dry Van



Transcraft® Steel and Combo Trailers



DuraPlate Pup Trailer



Transcraft® Coil Haul Trailer



ArcticLite® Refrigerated Van



Double Drop Trailers

Transportation Products & Services



DuraPlate Final Mile Series Truck Body



Cold Chain Series Truck Body



Converter Dollies



Rail Products



Wood Flooring Products



Intermodal Equipment



Aftermarket Parts and Services



On-Site & Mobile Customer Service

WABASH NATIONAL

12

INDUSTRY-LEADING PRODUCT PORTFOLIO: DPG END MARKETS

Key Markets



Aerodynamic Devices 4%
Parts & Other 10%
Defense 4%
Refined Fuel/O&G 4%
Pharmaceutical 7%
Aviation 9%
General Freight 15%
Chemical 16%
Food, Dairy, Beverage 31%

Market Position & Growth

Market Positions*

North America

#1 Stainless steel liquid tank trailers

Worldwide

#1 Isolators and downflow booths worldwide



WALKER

Innovative Product Growth

- **2015:** Expanded production capacity for dairy silos and tank trailers at our Mexico facility
- **2016:** Entered into the craft brewing equipment market with W.M. Sprinkman Corporation partnership



* Based on industry and management estimates
Note: All information based on 2016 revenues
Sources for market positions: TTMA, ACT, Polk, Trailer/Body Builders

Leadership Positions Drive Growth Potential for New Products

13

Industry-Leading Product Portfolio: DPG Overview

Tank Trailers



Sanitary Trailer



Dry Bulk Trailer



FRP Trailer



Chemical Trailer



Refined Fuel Truck & Pull

Aviation & Truck Equip.


GARSITE

Aircraft Refueler



Above Ground Storage Tanks



Hydrant Cart



Refined Fuel Truck



Vacuum Truck

Process Systems



Vertical Silos



Mobile Clean Room



Downflow Booth



Isolator



Processor

Composites



Truck Body Panels



Aerodynamic Fairings



Ground Freight ULD



Deck Systems



Portable Storage Container

14

INNOVATIVE TECHNOLOGY

- Over 200 patents and patent applications in the U.S. and globally
- Customer-focused engineered solutions in all of our industries & markets



3 Recent Innovations

Bonding Technology

- Eliminates 700+ rivets per 28' trailer
- Stronger shear strength of logistic seams
- Better quality repair, increased resale potential



Conventional vs Bonded DuraPlate Sidewall

Molded Structural Composites (MSCs)

- Improves thermal efficiency up to 25% & reduces weight as much as 15% in truck body application
- Received HDT Top 20 award in 2016 for refrigerated truck body utilizing MSCs
- MSC trailers will be produced at our newly acquired Little Falls facility beginning in 2017

MSC TECHNOLOGY
MSCT TECHNOLOGY

HDT TOP 20



Combining Engineered Composite Structure with Chemistry

High-Strength Steels & Advanced Materials

- Reduces weight
- Enhances durability


SWEDISH STEEL PRIZE
NOMINEE 2017

High-strength steel used in place of conventional materials

Our Technology Sets Us Apart from Other OEMs

15

16 I NNOVATIVE T ECHNOLOGY : MSC I NVESTMENT S POTLIGHT ▪ New operation in Little Falls, MN: 53 acres, 600,000 sq. ft. ▪ Located on the Mississippi River, approx. 100 miles from Minneapolis ▪ State - of - the - art compression molding equipment for MSC technology, bulk resin system , bulk foam s ystem Next Step in Our MSC Growth Journey New Refrigerated and Dry Truck Bodies Launched in 2015 ▪ Truck body introduction elicited positive response from customers ▪ Received industry “Top 20 Products of 2016” award ▪ 2016 truck body shows drew great reviews New Refrigerated Van Displayed in 2016 ▪ Full launch partnerships with key customers and dealers ▪ Commitment of 100 field trial units over 18 months; builds began 1Q17 Little Falls operation will serve as launch and supplier facility for MSC products

17 O PERATIONAL E XCELLENCE ▪ Continuous improvement philosophy emphasizing manufacturing velocity and business process optimization ▪ Lean Six Sigma manufacturing approach for 14+ years Operational Excellence Enables Continuous Improvement Continuous improvement in all aspects of our business must be at the core of our very being. We must strive to be better today than we were yesterday and better tomorrow than we are today. Dick Giromini, CEO Wabash Management System

18 S TRONG C USTOMER R ELATIONSHIPS ▪ Strong customer relationships built on industry - leading, innovative products that provide superior long - term value ▪ Diverse customer base and end markets ▪ Established relationships with many of the largest carrier and industry leaders Providing Superior Value for Our Customers

WABASH NATIONAL CORPORATION Our Future Outlook

20 K EY F INANCIAL O UTLOOK 2016 FY Results 2017 FY Outlook Shipments 60,950 Units 53 – 56,000 Units Revenue $1.85B $1.6B – 1.7B GM% 17.6% No Guidance OM% 11.0% No Guidance SGA (ex. Amor.) $101M Down slightly from '16 CapEx $20M $30 – 35M Tax Rate 35.6% ~35 – 35.5% Adjusted Diluted EPS $1.85 $1.44 – 1.50 WNC Poised for Another Strong Year

21 L ONG - T ERM C ORPORATE G OALS 2015 2016 Consolidated Revenue $2.0B $1.8B Consolidated Operating Margin 8.9% 11.0% Adjusted Non - GAAP EPS $1.49 $1.85 ROIC 1 19.5% 22.7% > $3.0B > 10% > 20% > $2.50 NOTE: 1. ROIC = NOPAT/ Invested Capital NOPAT = Operating Income * (1 - tax rate) Invested Capital = Total Assets less Cash less Non - interest Bearing Liabilities Accelerating Diversification Strategy Driving Results x x

22 O UR I DENTITY I S S HIFTING F ROM P RIMARILY A D RY V AN M ANUFACTURER We are now a diversified industrial manufacturer that is becoming less dependent on dry vans 2005 $1.2B Reefers 77% 15% 8% Parts & Service Dry Vans Dry Van Trailers Other Trailer Products Non - Trailer Products 2020 $3.0B Dry Vans Non - Trailer Other Trailer Types 2015 $2.0B 59% 26% 15% Reefers Platforms Tank Trailers Parts & Service Composite Products Process Systems Truck Bodies Dry Vans

23 L ONG - T ERM G ROWTH D RIVERS Margin Expansion • Pricing discipline • Operational efficiency / lean manufacturing • Supply chain optimization Organic Growth • New end markets and geographies • Product innovations / portfolio expansion • Aftermarket parts and service capabilities Mergers & Acquisitions • Proven ability to acquire and integrate • Enhance business stability and reduce cyclicality • Operational synergies • Strategic but selective Our Three - Part Plan Will Drive Future Growth

24 M EGA T RENDS D RIVE G ROWTH I NITIATIVES ▪ Advanced lightweight materials ▪ Full suite of aero products ▪ Aftermarket parts growth ▪ Mobile and on - site customer service ▪ Low cost energy supports chemical production ▪ $158B* of committed chemical production investment ▪ Market share growth in aluminum products ▪ New and existing designs and customers ▪ New patent - pending technology ▪ International expansion * Investment announced since 2010 per the American Chemical Council with 34% already completed Urbanization, Final Mile & Home Delivery Expansion of Cold Chain/Food Equipment Increased Regulation (GHG, ELDs, Food Safety) Energy and Chemical Production, Storage & Transportation WNC is Poised to Capitalize on These Mega Trends

ORGANIC GROWTH INITIATIVES: FINAL MILE SPOTLIGHT

- Target Market for Dry Truck Body > 50,000 units annually
- Target Market for Refrigerated Truck Body > 10,000 units annually
- Objective is to organically grow Final Mile business to > $100M revenue by 2020



Final Mile Series Dry Truck Body



- Utilizes industry-leading DuraPlate® panels
- Robust heavy-duty design
- Widely available parts
- ~200 presently in service; sold into existing fleet customers for 2 years
- Available with weight-saving floor using molded structural composite (MSC) technology
- Applicable to Class 5-8 chassis

Cold Chain Series Refrigerated Truck Body



- Utilizes legacy sheet & post trailer design technology; or
- Available with molded structural composite thermal (MSCT) technology:
  - 15% lighter
  - 25% improved thermal performance
  - Up to 2x improvement in puncture resistance
- Heavy-duty design
- Applicable to Class 5-8 chassis

Truck Body Sales Poised for Growth

WABASH NATIONAL
25

26 M ERGERS & A CQUISITIONS ▪ Tank Trailers ▪ Process Systems ▪ Aviation & Truck Equipment Transformative Acquisition (2012) Platform Expanding Acquisition (2013) ▪ Aluminum 406/Refined Fuel Tank ▪ Dry Bulk Tanks ▪ Geographic Expansion Past Acquisitions Strategic M&A Criteria Growth Through Acquisition Remains a Strategic Component Value - added, engineered products and services manufactured at scale where we can provide customer solutions Operating Margin levels > 10 % longer term Strong management teams that are a cultural fit Aligned with core competencies in purchasing, operations, distribution and product development Diversified growth markets (end markets or geographies) and less cyclical industries 1 2 3 4 5 Growth Through Acquisition Remains a Strategic Component

WABASH NATIONAL CORPORATION Market Dynamics

28 M ARKET D RIVERS : T RAILER P RODUCTS ▪ Strong demand above replacement levels forecast for next 5 years ▪ Fleet equipment dynamics and regulations key drivers of trailer demand Trailer Demand Forecasts Strong Demand Above Replacement Levels

29 M ARKET D RIVERS : T RAILER P RODUCTS ▪ Active truck utilization expected to rise due to regulatory impact ▪ Truck Tonnage remains strong ▪ Fleet profitability near record levels Carrier Operating Environment Demand Environment Still Positive for Carriers

30 M ARKET D RIVERS : D IVERSIFIED P RODUCTS ▪ Growing milk production supports demand for dairy silos, mixers and food - grade tank trailers ▪ Worldwide pharmaceutical R&D spend to grow 2.4% (CAGR) to $ 181B in 2022 Strong Dairy & Pharma Environment DPG Markets Forecasting Growth

31 M ARKET D RIVERS : D IVERSIFIED P RODUCTS ▪ Lower cost access to natural gas driving increased domestic chemical industry output; $ 181B of chemical production investment announced since 2010 ▪ Oil prices expected to rise, so is production of tank trailers Growing Chemical & Oil Markets Positive Chemical and Oil Tank Marketplace Indicators

WABASH NATIONAL CORPORATION Financial Overview

33 F INANCIAL P ERFORMANCE Annual Revenue Significantly improved results: ▪ TTM Q2 2017 revenue $1.73B, up $538M since 2011 ▪ TTM Q2 2017 Operating Income increases $ 144M since 2011 ▪ WNC Gross Margin reaches record 17.6% in 2016 Annual Operating Income and Gross Margin $1,187 $1,462 $1,636 $1,863 $2,027 $1,845 $1,725 $0 $500 $1,000 $1,500 $2,000 $2,500 2011 2012 2013 2014 2015 2016 Q2 2017 (TTM) ($ mils) $20 $70 $103 $122 $180 $203 $164 5.6% 11.2% 13.2% 12.5% 15.0% 17.6% 16.3% 0% 5% 10% 15% 20% $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 2016 Q2 2017 (TTM) ($ mils) 2016 Records FY 2016 Set New Records Across Multiple Metrics ($ mils) Gross Profit 325.5 GM % 17.6% Op Income 202.5 OI % 11.0% Operating EBITDA 253.0 Operating EBITDA % 13.7%

34 $39 $119 $150 $169 $230 $253 $212 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 2016 Q2 2017 TTM ($ mils) F INANCIAL P ERFORMANCE Net Debt Leverage Ratio Improved top - line and margins lead to: ▪ Record FY Operating EBITDA in 2016 ▪ Maintained strong liquidity position in 2016 ▪ Cash generation leading to lower net debt leverage TTM Operating EBITDA (1) Liquidity (2) 2 Defined as cash on hand plus available borrowing capacity on our revolving credit facility 1 See Appendix for reconciliation of non - GAAP financial information $126 $224 $254 $290 $348 $333 $348 $0 $50 $100 $150 $200 $250 $300 $350 $400 2011 2012 2013 2014 2015 2016 Q2 2017 ($ mils) Q2 2017 TTM Operating EBITDA at $212M and Net Leverage of 0.3x 3.6 3.0 2.6 3.1 2.7 2.3 1.9 2.1 1.9 1.7 1.2 1.3 1.1 0.7 0.6 0.5 0.4 0.4 0.3 0.1 0.3 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017

35 H ISTORICAL F INANCIAL P ERFORMANCE : C OMPARING C YCLICAL U PTURNS ’05 – ’06 Upturn $97 $63 8.0% 4.8% $0 $50 $100 $150 $200 $250 $300 2005 2006 Operating EBITDA ($ mils) Industry Volumes * ’14 – ’17 Upturn $1,214 $1,312 $1,863 $2,027 $1,845 $1,725 $0 $500 $1,000 $1,500 $2,000 $2,500 2005 2006 2014 2015 2016 Q2 2017 (TTM) Revenue ($ mils) 2005 2006 2014 2015 2016 2017 256k 281k 269k 307k 287k 275k *Source: ACT Revenue and Margins Up Substantially Since Last Upturn $169 $230 $253 $212 9.1% 11.3% 13.7% 12.3% 0% 5% 10% 15% 2014 2015 2016 Q2 2017 (TTM) Operating EBITDA Margin (%)

36 H ISTORICAL F INANCIAL P ERFORMANCE : C OMPARING C YCLICAL U PTURNS ’05 – ’06 Upturn *Source: ACT $312 $386 16.2% 3.7% $0 $100 $200 $300 $400 $500 $600 $700 2005 2006 Invested Capital ($ mils) Industry Volumes * ’14 – ’16 Upturn $617 $583 $571 $541 12.5% 19.5% 22.7% 19.3% 0% 5% 10% 15% 20% 25% 2014 2015 2016 Q2 2017 ROIC (%) ROIC = NOPAT/ Invested Capital NOPAT = Operating Income * (1 - tax rate) Invested Capital = Total Assets less Cash less Non - interest Bearing Liabilities Corporate Target ROIC > 20% ROIC Increased Significantly Since Last Upturn 2005 2006 2014 2015 2016 2017 256k 281k 269k 307k 287k 275k

37 C APITAL A LLOCATION S TRATEGY • Maintain liquidity to support the core business and fund growth opportunities across business cycle Liquidity • Manage net debt to maintain credit rating (BB) throughout economic cycle and position for next credit rating upgrade • Target net debt to < 3x EBITDA at cycle trough Debt Management • Return of capital to shareholders via regular quarterly dividend Dividend • Acquisitions to accelerate our corporate growth strategy consistent with our acquisition criteria – “Strategic but Selective” • Pursue higher margin, less cyclical, and more stable industrial equipment and service based businesses Strategic Growth • Repurchase shares opportunistically to distribute a portion of excess free cash flow to shareholders • At a minimum, repurchase shares to offset management compensation shares Share Repurchase Balanced Capital Allocation Strategy to Support Growth and Increase Shareholder Value Strategic Objectives Allocation Goals Progress $ 348M of Liquidity or 20% of Revenue Net Debt at 0.3x EBITDA; Repurchased $105M of Converts in 2015 - 17 Significant capacity for acquisitions from strong balance sheet Authorized in Q1 2017 to repurchase an additional $100M in shares over two years Reinstated $0.06 quarterly dividend in 2017 Our Strong Financial Position Allows for Flexibility

WABASH NATIONAL CORPORATION Appendix

CONSOLIDATED INCOME STATEMENT

($ in thousands, except per share amounts)

	2011	2012	2013	2014	2015	2016	YTD Q2 2017
Net sales	$ 1,187,244	$ 1,461,854	$ 1,635,686	$ 1,863,315	$ 2,027,489	$ 1,845,444	$ 798,619
Cost of sales	1,120,524	1,298,031	1,420,563	1,630,681	1,724,046	1,519,910	671,584
Gross profit	$ 66,720	$ 163,823	$ 215,123	$ 232,634	$ 303,443	$ 325,534	$ 127,035
% of sales	5.6%	11.2%	13.2%	12.5%	15.0%	17.6%	15.9%
General and administrative expenses	30,994	44,751	58,666	61,694	73,495	74,129	37,436
% of sales	2.6%	3.1%	3.6%	3.3%	3.6%	4.0%	4.7%
Selling expenses	12,981	23,589	30,597	26,676	27,233	27,270	12,070
% of sales	1.1%	1.6%	1.9%	1.4%	1.3%	1.5%	1.5%
Amortization of intangibles	2,955	10,590	21,786	21,878	21,259	19,940	8,596
% of sales	0.2%	0.7%	1.3%	1.2%	1.0%	1.1%	1.1%
Other operating expenses	-	14,409	883	-	1,087	1,663	-
% of sales	0.0%	1.0%	0.1%	0.0%	0.1%	0.1%	0.0%
Income from operations	$ 19,790	$ 70,484	$ 103,191	$ 122,386	$ 180,369	$ 202,532	$ 68,933
% of sales	1.7%	4.8%	6.3%	6.6%	8.9%	11.0%	8.6%
Other income (expense)							
Interest expense	(4,136)	(21,724)	(26,308)	(22,165)	(19,548)	(15,663)	(5,878)
Other, net	(441)	(97)	740	(1,759)	2,490	(1,452)	1,657
Income before income taxes	$ 15,213	$ 48,663	$ 77,623	$ 98,462	$ 163,311	$ 185,417	$ 64,712
Income tax (benefit) expense	171	(56,968)	31,094	37,532	59,022	65,984	21,593
Net income	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289	$ 119,433	$ 43,118
Diluted net income per share	$ 0.22	$ 1.53	$ 0.67	$ 0.85	$ 1.50	$ 1.82	$ 0.68

WABASH NATIONAL
39

CONSOLIDATED BALANCE SHEET

($ in thousands)	2011	2012	2013	2014	2015	2016	Q2 2017
ASSETS							
Current assets							
Cash and cash equivalents	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 178,853	$ 163,467	$ 178,633
Accounts receivable	52,219	96,590	120,358	135,206	152,824	153,634	122,978
Inventories	189,533	189,487	184,173	177,144	166,982	139,953	199,276
Deferred income taxes	-	33,194	21,576	16,993	22,431	-	-
Prepaid expenses and other	2,317	8,239	9,632	10,203	8,417	24,351	19,198
Total current assets	$ 264,045	$ 408,959	$ 449,001	$ 485,659	$ 529,507	$ 481,405	$ 520,085
Property, plant and equipment	96,591	132,146	142,082	142,892	140,438	134,138	136,299
Deferred income taxes	-	17,454	1,401	-	1,358	20,343	20,285
Goodwill	-	146,444	149,967	149,603	149,718	148,367	148,268
Intangible assets	19,821	171,990	159,181	137,100	114,616	94,405	85,909
Other assets	7,593	12,057	10,613	13,397	14,033	20,075	21,565
Total assets	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 949,670	$ 898,733	$ 932,411
LIABILITIES & STOCKHOLDERS' EQUITY							
Current liabilities							
Current portion of long-term debt	$ -	$ 3,381	$ 3,245	$ 496	$ 37,611	$ 2,468	$ 45,822
Current portion of capital lease obligations	4,007	1,140	1,609	1,458	806	494	427
Accounts payable	107,985	87,299	112,151	96,213	79,618	71,338	109,595
Other accrued liabilities	59,024	104,873	99,358	88,690	93,042	92,314	89,355
Total current liabilities	$ 171,016	$ 196,693	$ 216,363	$ 186,857	$ 211,077	$ 166,614	$ 245,199
Long-term debt	65,000	416,849	358,890	324,777	274,885	233,465	186,098
Capital lease obligations	814	3,781	6,851	5,796	1,875	1,409	1,172
Other noncurrent liabilities	4,874	1,935	6,528	18,040	20,525	24,355	26,006
Deferrred income taxes	-	1,065	1,234	2,349	1,497	499	486
Stockholders' equity	146,346	268,727	322,379	390,832	439,811	472,391	473,450
Total Liabilities and stockholders' equity	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 949,670	$ 898,733	$ 932,411

40

CONSOLIDATED CASH FLOWS

($ in thousands)	2011	2012	2013	2014	2015	2016	YTD Q2 2017
Cash flows from operating activities							
Net income	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289	$ 119,433	$ 43,118
Adjustments to reconcile net income to net cash provided by operating activities							
Depreciation	12,636	14,975	16,550	16,951	16,739	16,830	8,412
Amortization of intangibles	2,955	10,590	21,786	21,878	21,259	19,940	8,596
Net (gain) loss on the sale of assets	(9)	203	140	13	(8,299)	101	(2,502)
Loss on debt extinguishment	668	-	1,889	1,042	5,808	1,895	764
Deferred income taxes	-	(55,292)	30,089	16,573	(7,749)	2,448	45
Stock-based compensation	3,398	5,149	7,480	7,833	10,010	12,038	5,430
Non-cash interest expense	-	2,972	4,643	4,840	5,222	3,475	1,042
Impairment of goodwill and other intangibles	-	-	-	-	1,087	1,663	-
Changes in operating assets and liabilities							
Accounts receivable	(14,366)	1,180	(23,691)	(14,848)	(17,618)	(809)	30,656
Inventories	(78,683)	41,696	6,260	3,116	10,162	24,969	(60,748)
Prepaid expenses and other	(162)	736	(3,893)	(571)	1,786	(10,147)	3,998
Accounts payable and accrued liabilities	56,968	(48,777)	18,082	(26,787)	(12,243)	(13,002)	35,285
Other, net	386	(3,046)	2,805	1,665	1,342	(84)	1,148
Net cash (used in) provided by operating activities	$ (1,167)	$ 76,017	$ 128,669	$ 92,635	$ 131,795	$ 178,750	$ 75,244
Cash flows from investing activities							
Capital expenditures	(7,264)	(14,916)	(18,352)	(19,957)	(20,847)	(20,342)	(10,856)
Acquisition, net of cash acquired	-	(364,012)	(15,985)	-	-	-	
Proceeds from the sale of property, plant and equipment	17	607	305	87	13,203	19	3,736
Other	-	(2,500)	2,500	4,113	-	3,014	1,220
Net cash used in investing activities	$ (7,247)	$ (380,821)	$ (31,532)	$ (15,757)	$ (7,644)	$ (17,309)	$ (5,900)
Cash flows from financing activities							
Proceeds from issuance of common stock, net of expenses	(155)	-	-	-	-	-	-
Proceeds from exercise of stock options	538	354	600	1,921	2,012	4,831	5,630
Borrowings under revolving credit facilities	848,705	206,015	1,166	806	1,134	618	371
Payments under revolving credit facilities	(838,705)	(271,015)	(1,166)	(806)	(1,134)	(618)	(371)
Principal payments under capital lease obligations	(671)	(1,629)	(1,700)	(1,898)	(4,201)	(779)	(303)
Principal payments under term loan credit facility	-	(2,250)	(62,827)	(42,078)	(194,291)	(1,928)	(190,418)
Principal payments under industrial revenue bond	-	-	(381)	(475)	(496)	(473)	(311)
Stock repurchase	(533)	(564)	(35)	(1,497)	(61,757)	(79,556)	(42,794)
Proceeds from issuance of convertible senior notes	-	145,500	-	-	-	-	-
Proceeds from issuance of term loan credit facility, net of issuance costs	-	292,500	-	-	192,845	-	189,470
Convertible notes repurchase	-	-	-	-	(22,936)	(98,922)	(7,331)
Debt amendment and issuance costs paid	(1,989)	(5,134)	(981)	-	(2,587)	-	(354)
Proceeds from issuance of industrial revenue bond	-	2,500	-	-	-	-	-
Common stock dividends paid	-	-	-				(7,767)
Net cash provided by (used in) financing activities	$ 7,190	$ 366,277	$ (65,324)	$ (44,027)	$ (91,411)	$ (176,827)	$ (54,178)
Net (decrease) increase in cash and cash equivalents	$ (1,224)	$ 61,473	$ 31,813	$ 32,851	$ 32,740	$ (15,386)	$ 15,166
Cash and cash equivalents at beginning of period	(118,285)	19,976	81,449	113,262	146,113	178,853	163,467
Cash and cash equivalents at end of period	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 178,853	$ 163,467	$ 178,633

WABASH NATIONAL

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42 2005 2006 2011 2012 2013 2014 2015 2016 Q2 2017 TTM Net income 111.1$ 9.4$ 15.0$ 105.6$ 46.5$ 60.9$ 104.3$ 119.4$ 99.5$ Income tax (benefit) expense (37.0) 6.9 0.2 (57.1) 31.1 37.5 59.0 66.0 52.2 Interest expense 6.4 6.9 4.1 21.7 26.3 22.2 19.5 15.7 13.5 Depreciation and amortization 15.5 20.6 15.6 25.6 38.3 38.8 38.0 36.8 35.6 Stock-based compensation 1.5 4.0 3.4 5.2 7.5 7.8 10.0 12.0 11.8 Impairment of goodwill and other ingtangibles - 15.4 - - - - 1.1 1.7 - Acquisition expenses - - 17.3 0.9 - - - - Other non-operating expense (income) (0.5) (0.3) 0.5 0.2 (0.7) 1.8 (2.5) 1.5 (0.8) Operating EBITDA 97.0$ 62.9$ 38.8$ 118.5$ 149.9$ 169.0$ 229.5$ 253.0$ 211.8$ % of sales 8.0% 4.8% 3.3% 8.1% 9.2% 9.1% 11.3% 13.7% 12.3% R ECONCILIATION OF N ON - GAAP M EASURES ($ in millions) Note: This table reconciles annual net income for the periods presented to the non - GAAP measure of Operating EBITDA. Differenc es may exist in the calculation of Operating EBITDA due to rounding.

RECONCILIATION OF NON-GAAP MEASURES

	Twelve Months Ended December 31,											
	2011		2012		2013		2014		2015		2016	
	$	Per Share	$	Per Share	$	Per Share	$	Per Share	$	Per Share	$	Per Share
Net Income	$ 15,042	$0.22	$105,631	$1.54	$ 46,529	$0.67	$ 60,930	$0.86	$104,289	$1.50	$ 119,433	$1.82
Adjustments:												
Income tax benefit, net	-	-	(58,991)	(0.86)	-	-	-	-	-	-	-	-
Impact of acquired profit in inventories and short term intangible amortization	-	-	3,800	0.06	-	-	-	-	-	-	-	-
Acquisition expenses	-	-	14,409	0.21	883	0.01	-	-	-	-	-	-
Revaluation of net deferred income tax assets due to changes in statutory tax rates	-	-	-	-	-	-	1,041	0.01	-	-	-	-
Branch Transactions[a]	-	-					608	0.01	(8,345)	(0.12)	(290)	-
Impairment of goodwill and other intangibles	-	-	-	-	-	-	-	-	1,087	0.02	1,663	0.03
Loss on debt extinguishment	668	0.01	-	-	1,889	0.03	1,042	0.02	5,807	0.08	1,895	0.03
Tax effect on aforementioned items	-	-	-	-	(1,111)	(0.01)	(660)	(0.01)	554	0.01	(1,163)	(0.02)
Adjusted earnings	$ 15,710	$0.23	$ 64,849	$0.95	$ 48,190	$0.70	$ 62,961	$0.89	$103,392	$1.49	$ 121,538	$1.85
Weighted Average # of Diluted Shares O/S	68,148		68,564		69,081		71,063		69,368		65,762	

a/ Branch transactions in 2016 relate to gains (losses) incurred for sale and closing of our branch locations in Phoenix, Denver and Miami. Branch transactions for 2014 and 2015 are comprised of the sale of assets for three West Coast branches and the real estate associated with these same branches.

Note: This table reconciles annual net income for the periods presented to the non-GAAP measure of adjusted earnings and adjusted earnings per share. Differences may exist in the calculation of adjusted earnings per share due to rounding.

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POTENTIAL DILUTIVE IMPACT OF SENIOR CONVERTIBLE NOTES

Table below illustrates the potential dilutive shares that would be included in the calculation of the Company's reported earnings per share in a future period assuming various hypothetical quarterly average market prices for the Company's stock (NYSE: WNC). The table should only be considered for illustrative purposes and does not represent the Company's estimates for future stock performances.

(UNAUDITED)

Hypothetical Quarterly Average Share Price (NYSE: WNC) [1]		Potential Incremental Shares for Diluted EPS (in 000s shares) [2]
$	11.00	-
$	12.00	95
$	13.00	383
$	14.00	630
$	15.00	844
$	16.00	1,031
$	17.00	1,196
$	18.00	1,343
$	19.00	1,474
$	20.00	1,592
$	21.00	1,699
$	22.00	1,797
$	23.00	1,886
$	24.00	1,967
$	25.00	2,042
$	26.00	2,111
$	27.00	2,175
$	28.00	2,234
$	29.00	2,290
$	30.00	2,341

Background Information

- In April 2012, the Company issued Convertible Senior Notes due 2018 with a principal amount of $150 million principal and bear interest at a rate of 3.375% annually
- As of the end of the Q2 2017, there is approximately $45 million principal outstanding
- Initial conversion rate of 85.4372 shares of common stock per $1,000 in principal amount which is equal to a conversion price of approximately $11.70 per share
- The Senior Notes will have a dilutive effect on earnings per share to extent average quarterly share price exceeds the conversion price
- The Company's intent is to settle conversions in cash for both the principal portion and the excess of the conversion value over the principal portion

Notes:

1. The share prices listed in this table are for illustrative purposes only. Dilution will continue beyond $30.00 per share.
2. This represents the number of shares to be used for calculating diluted earnings per share in accordance with generally accepted accounting principals.

WABASH NATIONAL
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